Leases	12 Months Ended
Dec. 31, 2017
Leases
Leases

Note 14—Leases

The Company’s lease obligations primarily relate to real estate and office equipment. Rent expense was $454 million, $459 million and $497 million in 2017, 2016 and 2015, respectively. Sublease income received by the Company on leased assets was $11 million, $13 million and $13 million in 2017, 2016 and 2015, respectively.

At December 31, 2017, future net minimum lease payments for operating leases, having initial or remaining non-cancelable lease terms in excess of one year, consisted of the following:

($ in millions)
2018	390
2019	301
2020	240
2021	176
2022	139
Thereafter	270
1,516
Sublease income	(17)
Total	1,499

At December 31, 2017, the future net minimum lease payments for capital leases and the present value of the net minimum lease payments consisted of the following:

($ in millions)
2018	48
2019	41
2020	30
2021	24
2022	22
Thereafter	127
Total minimum lease payments	292
Less amount representing estimated executory costs
included in total minimum lease payments	(2)
Net minimum lease payments	290
Less amount representing interest	(116)
Present value of minimum lease payments	174

Minimum lease payments have not been reduced by minimum sublease rentals due in the future under non-cancelable subleases. Such minimum sublease rentals were not significant. The present value of minimum lease payments is included in “Short-term debt and current maturities of long-term debt” or “Long-term debt” in the Consolidated Balance Sheets.